EXHIBIT 10.1

                                   AGREEMENT

     WHEREAS, on the 28th day of March, 2001, APPLIED MECHANICS CORPORATION, as agent for NELX, Incorporated, invited BUFFALO PROPERTIES, LLC (Buffalo) to submit bids relating to the acquisition of various leaseholds, situate in Roane County, West Virginia, which is commonly referred to as the Walton Field; and

     WHEREAS, BUFFALO PROPERTIES, LLC submitted a bid of one million seven hundred thousand dollars ($1,700,000) relating to its acquisition of the wells, equipment, leases and all of AGENT right, title, and interest in the Walton Field and all various goods and chattels of AGENT used as surface equipment in the operation of the Walton Field; and said field has approximately 249 wells comes under lease.

     WHEREAS, after negotiations AGENT agreed to sell to Buffalo and Buffalo agreed to buy from AGENT, for the sum of one million seven hundred thousand dollars ($1,700,000), the wells, equipment, leases and all of AGENT right, title and interest in the Walton Field and AGENT has agreed to sell to Buffalo and Buffalo agreed to buy from AGENT, for the sum of one million seven hundred thousand dollars ($1,700,000), the various goods and chattels of AGENT used as surface equipment in the operation of the Walton Field.

     WHEREAS, Buffalo has agreed to bind itself to consummating the acquisition of the Walton Field, by the 1st day of May, 2001, by tendering to AGENT a non-refundable deposit on the 28th day of March, 2001, in the form of a Cashier's Check, in the amount of one hundred thousand dollars ($100,000).

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, AGENT and Buffalo agree as follows:

     1. Buffalo agrees to tender to AGENT a Cashier's Check, in the amount of one hundred thousand dollars ($100,000), which shall be considered a non-refundable deposit relating to the acquisition by Buffalo of AGENT right, title, and interest in the Walton Field and the aforementioned related goods and chattels; and

     2. Buffalo agrees to deliver the balance of its aggregate bid price, being one million six hundred thousand dollars ($1,600,000), by tendering a Cashier's Check to AGENT, by the close of business on the 1st day of May, 2001, at which time AGENT shall execute and deliver to Buffalo the requisite Assignment and Bill of Sale and Bill of Sale vesting all of AGENT'S right, title, and interest in the Walton Field and related goods and chattels used production; and

     3. AGENT and Buffalo shall execute the applicable OP-77 Forms which will be filed with the West Virginia Department of Environmental Protection, the cost of which shall be borne solely by Buffalo; and

     4. In the event Buffalo fails or neglects to consummate the acquisition of AGENT right, title, and interest in the Walton Field and its related goods and chattels by the close of business on the 1st day of May, 2001, it forfeits to AGENT its deposit of one hundred thousand dollars ($100,000).

     THIS Agreement shall be construed in accordance with the laws of the State of West Virginia and shall be binding upon the successors and assigns of AGENT and Buffalo.

     IN WITNESS WHEREOF, the parties have executed within Agreement the _______ day of _________________, 2001.

WITNESS:                                APPLIED MECHANICS CORPORATION
                                        NELX, INCORPORATED



/s/Daniel Dahill                        by:/s/Charles Stout
                                        Charles Stout
                                        its President




WITNESS:                                BUFFALO PROPERTIES, LLC.

/s/Daniel Dahill                        by:/s/A.D. McKee
                                        its President

STATE OF WEST VIRGINIA
COUNTY OF MARION

     Before me, a Notary Public in and for said County, personally appeared CHARLES STOUT as President of Applied Mechanics Corporation, and NELX Incorporated, corporations, and that as such representative, being authorized to do so, executed the foregoing instrument for the purposes contained therein and acknowledged that the same is his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal this 28th day of March, 2001.


                                             My commission expires: July 7, 2003

                                             /s/Kimberly A. McClain
                                             NOTARY PUBLIC

                                             OFFICIAL SEAL
                                             NOTARY PUBLIC
                                             STATE OF WEST VIRGINIA
                                             Kimberly A. McClain
                                             P.O. Box 48, 108 Linden Ave.
                                             Anmoore, W.V. 28323
                                             My Commission Expires: July 7, 2003


STATE OF WEST VIRGINIA
COUNTY OF MARION

     Before me, a Notary Public in and for said County, personally appeared A.D. MCKEE as President of BUFFALO PROPERTIES, LLC. and that as such representative, being authorized to do so, executed the foregoing instrument for the purposes contained therein and acknowledged that the same is his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal this 28th day of March, 2001.


                                             My commission expires: July 7, 2003

                                             /s/Kimberly A. McClain
                                             NOTARY PUBLIC

                                             OFFICIAL SEAL
                                             NOTARY PUBLIC
                                             STATE OF WEST VIRGINIA
                                             Kimberly A. McClain
                                             P.O. Box 48, 108 Linden Ave.
                                             Anmoore, W.V. 28323
                                             My Commission Expires: July 7, 2003